UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

2805 Dallas Parkway, Suite 400
Plano, Texas		75093
(Address of principal		(Zip code)
executive offices)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 17, 2015, Green Brick Partners, Inc. will participate in the Credit Suisse 6th Annual US Small & Mid Cap Conference in New York, New York. The materials to be presented at the conference are furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	Presentation of Green Brick Partners, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: September 17, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Presentation of Green Brick Partners, Inc.